(R)Dreyfus
BASIC Municipal
Money Market Portfolio
Annual Report


August 31, 1997

Dreyfus BASIC Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report performance for Dreyfus BASIC Municipal Money Market Portfolio for its annual reporting period ended August 31, 1997. Your Fund produced a yield of 3.26% and, after taking into account the effect of compounding, the effective yield was 3.31%.*

THE ECONOMY
   A surprisingly robust 3.6% economic growth rate was reported in the recently revised Gross Domestic Product (GDP), far higher than the 2.2% rate estimated earlier. This strength continued into the summer as the index of leading economic indicators rose solidly in July, along with retail spending, construction spending, and real merchandise exports, which advanced at a resounding 24% pace over last year. Consumer confidence was up, too, climbing to
129.1 in August from 126.3 in July, nearly reaching the 28-year high seen in June. That confidence was reflected in higher consumer spending, which rebounded from an anemic 0.8% during the second quarter to an ebullient 3.5% clip over the summer months.
   Amid all this positive economic news, inflation still appears to be in abeyance. However, there are hints of a turn: higher energy prices, a tighter labor market and the potentially inflationary effect of the UPS strike settlement. Market volatility shows that investors are sensitive to inflationary pressures, although the Federal Reserve Board's Open Market Committee (FOMC) has not raised the Federal Funds target rate since March. On the positive side, the Asian currency crisis could blunt incipient U.S. inflation pressures by hurting exports to the region and exporters' earnings, thereby muting any potential rise in U.S. interest rates. Over recent months, interest rates in the money markets have remained virtually unchanged for securities with maturities of three months and under, while yields on maturities between nine months and one year have trended up slightly in anticipation of a Fed interest-rate hike.

MARKET ENVIRONMENT/PORTFOLIO
   Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as an increase in available securities due to fund redemptions (April tax season), a dearth of supply of high quality issues (end of June maturities), and substantial new money market issuance (mid-July financings). Our portfolio adjustments have attempted to structure the Portfolio in such a way as to take advantage of these changing conditions in an effort to enhance the Portfolio's yield while maintaining our commitment to high quality holdings.
   In response to the changes we anticipated in both cash flow and supply conditions, we began preparations in early June for extending the average maturities for the Portfolio. By creating a calendar of upcoming new issues (both general market names and some of the larger California-exempt issues) and by subjecting each new issue to rigorous in-house credit review, we were positioned to take advantage of those notes which we believed would be attractive holdings for the Portfolio. The result was a commitment to high quality issues that lengthened the Portfolio's average maturity to the 60-day-plus range. We expect to continue to purchase notes selectively in the coming months in seeking to maximize the Portfolio's yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for the Portfolio's needs. Please note that the higher commitment to issues subject to the Alternative Minimum Tax (AMT) is designed to further enhance the Portfolio's return. As we go forward, we will monitor any conditions which affect our marketplace and adjust our * investment policy where necessary to pursue competitive returns.

   Included in this report is a series of detailed statements about the Portfolio's holdings and its financial condition. We hope they are informative.
Please know that we appreciate greatly your continued confidence in the Portfolio and in The Dreyfus Corporation.

                                        Very truly yours,
                                        /s/ Richard J. Moynihan
                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation
September 17, 1997
New York, NY

* Effective yield is based upon dividends declared daily and reinvested monthly.

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Dreyfus BASIC Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                         August 31, 1997


                                                                                 Principal
Tax Exempt Investments--100.0%                                                     Amount               Value
---------------------------------------------------------------------------   ---------------       ------------
Alaska--3.1%
Valdez Marine Terminal, Revenue, VRDN (Exxon Pipeline Co. Project)
  3.70% (LOC; Exxon Corp.) (a,b)...........................................   $ 21,300,000          $ 21,300,000

Arkansas--2.0%
Arkansas Development Finance Authority, SFMR (Mortgage Banking Securities Program)
  4.05%, Series D, 7/1/98 (LOC; Canadian Imperial Bank of Commerce) (a)....     13,500,000            13,500,000

California--5.6%
California Higher Education Loan Authority Inc., Student Loan Revenue, VRDN
  3.40%, Series C (LOC; Student Loan Marketing Association) (a,b)..........     19,000,000            19,000,000
California Public Capital Improvement Financing Authority, Revenue (Pooled Project)
  3.85%, Series C, 9/15/97 (LOC; National Westminster Bank) (a)............     10,000,000            10,000,000
Los Angeles County, TRAN 4.50%, Series A, 6/30/98..........................     10,000,000            10,051,772

Colorado--2.2%
Colorado Student Obligation Bond Authority, Student Loan Revenue, VRDN
  3.35%, Series A (LOC; Student Loan Marketing Association) (a,b)..........     15,000,000            15,000,000

Delaware--.2%
Delaware Health Facilities Authority, Revenue, VRDN (Pooled Loan Program)
  3.30% (BPA; Morgan Guaranty Trust Co. and Insured; MBIA) (b).............      1,300,000             1,300,000

District of Columbia--3.5%
District of Columbia Housing Finance Agency, SFMR:
  4.15%, Series A, 7/1/98 (LOC; Assured Management Corp.) (a)..............     15,000,000            15,000,000
  4.05%, Series C, 9/1/98 (LOC; American Insurance Group) (a)..............      9,200,000             9,200,000

Florida--1.8%
Putnam County Development Authority, PCR (Seminole Electric Coop)
  3.60%, Series D, 12/15/97 (Corp. Guaranty; National Rural Utility Co-Op).     12,585,000            12,585,000

Georgia--4.0%
Rockdale County Development Authority, Industrial Revenue, VRDN (Liochem Inc. Project)
  3.85% (LOC; Sanwa Bank) (a,b)............................................      8,000,000             8,000,000
Savannah Economic Development Authority, Exempt Facility Revenue, VRDN
  (Home Depot Project) 3.50%, Series A (Corp. Guaranty; Home Depot) (b)....     20,000,000            20,000,000

Illinois--2.9%
City of Chicago:
  3.60%, 12/4/97 (LOC; Harris Trust and Savings Bank) (a)..................      8,000,000             8,000,000
  3.65%, 2/5/98 (LOC; Morgan Guaranty Trust Co.) (a).......................     12,000,000            12,000,000

Indiana--5.3%
Hammond Local Public Improvement Bond Bank, Revenue (Advance Funding Program)
  4.20%, Series A-2, 1/8/98 (Liquidity Facility; Bank One).................     10,000,000            10,017,011
Indiana Bond Bank Advanced Funding
  4.25%, Series A-2, 1/21/98
  (LOC: Indiana Bond Bank and Norwest Bank of Minnesota) (a)...............     10,000,000            10,020,673

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Dreyfus BASIC Municipal Money Market Portfolio
---------------------------------------------------------------------------
Statement of Investments (continued)                        August 31, 1997

                                                                                 Principal
Tax Exempt Investments (continued)                                                 Amount               Value
---------------------------------------------------------------------------   ---------------       ------------
Indiana (continued)
Indiana Secondary Market Educational Loans Inc., Education Loan Revenue, VRDN
  3.40%, Series B (Insured; AMBAC and LOC; Student Loan Marketing Association)
  (a,b)....................................................................   $  7,000,000          $  7,000,000
Petersburg, SWDR, VRDN (Indiana Power and Light Co. Project)
  3.50%, Series A (Corp. Guaranty; Indiana Power and Light Co.) (b)........     10,000,000            10,000,000

Iowa--3.7%
Iowa School Cash Anticipation Program, School Corp., Warrant Certificates
  4.50%, Series A, 6/26/98 (LOC; FSA) (a)..................................     11,000,000            11,052,717
Louisa County, PCR, Refunding, VRDN (Midwest Power System Inc. Project)
  3.45% (b)................................................................     14,900,000            14,900,000

Kentucky--4.9%
City of Carroll, Collateralized Solid Waste Disposal Facilities Revenue, VRDN
  (Utilities Co. Project) 3.85%, Series A (b)..............................     23,700,000            23,700,000
Morgantown, IDR (Sumitomo Electric Wire System)
  4%, 10/1/97 (LOC; Sumitomo Bank) (a).....................................     10,000,000            10,000,000

Louisiana--8.0%
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge Projects)
  3.55% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b).     11,000,000            11,000,000
Plaquemines Parish, Environmental Revenue, Refunding, VRDN
  (British Petroleum Exploration and Oil) 3.85% (Corp. Guaranty; British
  Petroleum) (b)...........................................................     12,200,000            12,200,000
Plaquemines Port, Harbor and Terminal District, Port Facilities Revenue
  (International Marine Terminal Project)
  3.75%, Series B, 3/15/98 (LOC; Morgan Guaranty Trust Co.) (a)............     10,000,000            10,000,000
West Baton Rouge Parish Industrial District Number 3, Revenue, VRDN
  (Dow Chemical Co. Project) 3.90%, Series A (Corp. Guaranty; Dow Chemical
  Co.) (b).................................................................     22,600,000            22,600,000

Michigan--3.5%
Detroit City School District 4.50%, 5/1/98.................................     10,000,000            10,038,529
Grand Rapids Economic Development Corporation, Revenue, VRDN
  (Amway/Grand Plaza Hotel Facility #1) 3.40% (LOC; Old Kent Bank and
  Trust) (a,b).............................................................      4,000,000             4,000,000
Michigan Higher Education Student Loan Authority, Revenue, VRDN
  3.35%, Series XII-F (Insured; AMBAC and Liquidity Agreement; Sumitomo
  Bank) (b)................................................................      5,000,000             5,000,000
Michigan Strategic Fund, LOR, Refunding, VRDN (Detroit Edison Co.)
  3.70% (LOC; Barclays Bank) (a,b).........................................      5,000,000             5,000,000

Minnesota--2.4%
Minnesota Higher Education Coordinating Board, Revenue, VRDN
  3.45% (LOC; Norwest Bank of Minnesota) (a,b).............................     17,000,000            17,000,000

Missouri--1.4%
Missouri Higher Education Loan Authority, Student Loan Revenue, Refunding, VRDN
  3.40%, Series B (Insured; MBIA and SBPA; NMB Post Bank Group) (b)........      9,500,000             9,500,000

Nebraska--1.8%
Nebraska Investment Finance Authority, SFHR
  3.90%, Series C, 7/1/98 (LOC; Federal Home Loan Bank) (a)................     12,500,000            12,500,000

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Statement of Investments (continued)                         August 31, 1997

                                                                                 Principal
Tax Exempt Investments (continued)                                                 Amount               Value
---------------------------------------------------------------------------   ---------------       ------------
Nevada--1.4%
Clark County, IDR, Refunding, VRDN (Nevada Power Co. Project)
  3.45%, Series B (LOC; Societe Generale) (a,b)............................   $ 10,000,000          $ 10,000,000

New Jersey--2.5%
Monmouth County Improvement Authority, Revenue, VRDN
  (Pooled Government Loan Program) 3% (LOC; Union Bank of Switzerland) (a,b)     4,000,000             4,000,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
  2.65%, Series D (Insured; FGIC and Liquidity Facility; Society Generale) (b)  13,700,000            13,700,000

New York--6.0%
City of New York, VRDN 3.75%, Sub Series E-2 (LOC; Morgan Guaranty Trust
  Co.) (a,b)...............................................................      9,700,000             9,700,000
New York City Municipal Water Finance Authority, Water and Sewer System, Revenue,
  VRDN 3.75%, Series C (Insured; FGIC and LOC; FGIC) (a,b).................      5,000,000             5,000,000
New York State Energy Research and Development Authority, PCR, VRDN
  (Niagara Mohawk) 3.65%, Series A (LOC; Toronto-Dominion Bank) (a,b)......     22,300,000            22,300,000
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN
  (Versatile Structure) 3.65%, Series 2 (LOC; Morgan Guaranty Trust Co.) (a,b)   5,000,000             5,000,000

Ohio--1.5%
Ohio Housing Financing Agency, Mortgage Revenue (Residential)
  3.65%, Series A-2, 3/2/98 (LOC; American Insurance Group) (a)............      7,000,000             7,000,000
Student Loan Funding Corporation, Student Loan Revenue, VRDN
  3.20%, Series A-3 (LOC; National Westminster Bank) (a,b).................      3,400,000             3,400,000

Pennsylvania--6.3%
Delaware Valley Regional Finance Authority, Local Government Revenue, VRDN
  3.25%, Series D (LOC; Credit Suisse) (a,b)...............................     10,300,000            10,300,000
Lehigh County General Purpose Authority, HR, VRDN (Lehigh Valley Hospital)
  3.70%, Series A (Insured; AMBAC and Liquidity Facility; Chase Manhattan
  Bank) (b)................................................................     10,000,000            10,000,000
Pennsylvania Energy Development Authority, Energy Development Revenue, VRDN
  (B & W Ebensburg Project) 3.35% (LOC; Swiss Bank Corp.) (a,b)............      8,240,000             8,240,000
City of Philadelphia, TRAN 4.50%, Series A, 6/30/98........................      7,000,000             7,027,837
City of Philadelphia Redevelopment Authority (Southwark Plaza Project)
  3.85%, 12/30/97 (LOC; FGIC) (a)..........................................      8,300,000             8,300,000

Rhode Island--1.1%
Rhode Island Student Loan Authority, Student Loan Revenue, VRDN
  3.40%, Series 1 (LOC; National Westminster Bank) (a,b)...................      8,000,000             8,000,000

Texas--18.4%
Brazos River Harbor Navigation District, Harbor Revenue, VRDN
  (Dow Chemical Co. Project) 3.90% (Corp. Guaranty; Dow Chemical Co.) (b)..     22,300,000            22,300,000
El Paso Industrial Development Authority Inc., IDR, VRDN
  (El Paso School District Limited Project) 3.40% (LOC; Chase Manhattan
  Bank) (a,b)..............................................................      3,200,000             3,200,000
Greater East Texas Higher Education Authority Inc., Student Loan Revenue
  4.15%, Series B, 9/1/97 (LOC; Student Loan Marketing Association) (a)....     10,500,000            10,500,000
Greater East Texas Student Loan Corporation, Student Loan Revenue, Refunding
  3.70%, Series A, 3/1/98 (LOC; Student Loan Marketing Association) (a)....      8,250,000             8,250,000

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Dreyfus BASIC Municipal Money Market Portfolio
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Statement of Investments (continued)                         August 31, 1997

                                                                                 Principal
Tax Exempt Investments (continued)                                                 Amount               Value
---------------------------------------------------------------------------   ---------------       ------------
Texas (continued)
Gulf Coast Industrial Development Authority, VRDN:
  Marine Terminal Revenue (Amoco Oil Co. Project)
    3.80% (Corp. Guaranty; Amoco Credit Corp.) (b).........................   $ 12,700,000         $  12,700,000
  SWDR (Citgo Petroleum Corp. Project)
      3.90% (LOC; Wachovia Bank of Georgia) (a,b)..........................      9,100,000             9,100,000
Gulf Coast Waste Disposal Authority, VRDN:
  Environmental Facilities Revenue (Bayer Corp. Project)
    3.75% (Corp. Guaranty; Bayer Corp.) (b)................................      7,000,000             7,000,000
  SWDR (Amoco Oil Co. Project)
    3.80% (Corp. Guaranty; Amoco Credit Corp.) (b).........................     16,100,000            16,100,000
North Texas Higher Education Authority Inc., Student Loan Revenue, Refunding, VRDN
  3.40%, Series A (LOC; Student Loan Marketing Association) (a,b)..........     10,500,000            10,500,000
Panhandle Plains Higher Education Authority Inc., Student Loan Revenue, VRDN
  3.35%, Series A, (LOC; Student Loan Marketing Association) (a,b).........     26,000,000            26,000,000
Port Development Corporation, Marine Terminal Revenue, VRDN
  (Pasadena Terminal Co. Inc., Project) 3.60% (LOC; ABN-Amro Bank) (a,b)...      2,420,000             2,420,000

Utah--4.0%
Intermountain Power Agency, Power Supply, Revenue
  3.80%, Series E, 6/15/98 (LOC; Morgan Guaranty Trust Co.) (a)............     10,000,000            10,000,000
Utah Board of Regents, Student Loan Revenue, Refunding, VRDN
  3.40%, Series A (LOC; Student Loan Marketing Association) (a,b)..........     17,500,000            17,500,000

Virginia--2.5%
Richmond Industrial Development Authority, Revenue, VRDN
  (Cogentrix of Richmond Project):
    4.10%, Series A (LOC; Banque Paribas) (a,b)............................      8,300,000             8,300,000
    4.10%, Series B (LOC; Banque Paribas) (a,b)............................      6,000,000             6,000,000
    Exempt Facilities 4.10%, Series A (LOC; Banque Paribas) (a,b)..........      3,400,000             3,400,000
                                                                                                   -------------
TOTAL INVESTMENTS (cost $695,703,539)......................................                         $695,703,539
                                                                                                   =============
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Dreyfus BASIC Municipal Money Market Portfolio
----------------------------------------------------------------------------

Summary of Abbreviations
----------------------------------------------------------------------------

AMBAC     American Municipal Bond Assurance Corporation    MBIA    Municipal Bond Investors Assurance
BPA       Bond Purchase Agreement                                    Insurance Corporation
FGIC      Financial Guaranty Insurance Company             PCR     Pollution Control Revenue
FSA       Financial Security Assurance                     SBPA    Standby Bond Purchase Agreement
HR        Hospital Revenue                                 SFHR    Single Family Housing Revenue
IDR       Industrial Development Revenue                   SFMR    Single Family Mortgage Revenue
LOC       Letter of Credit                                 SWDR    Solid Waste Disposal Revenue
LOR       Limited Obligation Revenue                       TRAN    Tax and Revenue Anticipation Notes
                                                           VRDN    Variable Rate Demand Notes

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
Summary of Combined Ratings (Unaudited)
------------------------------------------------------------------------


Fitch (c)        or     Moody's                 or      Standard & Poor's           Percentage of Value
---------               -------                         -----------------           -------------------
F1+/F1                  VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                    94.2%
AAA/AA (d)              Aaa/Aa (d)                      AAA/AA (d)                           1.8
Not Rated (e)           Not Rated (e)                   Not Rated (e)                        4.0
                                                                                          -------
                                                                                           100.0%
                                                                                          =======

Notes to Statement of Investments:
---------------------------------------------------------------------------
(a) Secured by letters of credit. At August 31, 1997, 63.3% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations, of which Student Loan Marketing Association provided letters of credit to 16.6% of the Fund's net assets.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(f) At August 31, 1997, the Fund had $180,941,246 (26.5% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from educational projects.


                       See notes to financial statements.
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Dreyfus BASIC Municipal Money Market Portfolio
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                           August 31, 1997


                                                                                        Cost           Value
                                                                                    ------------   -------------
ASSETS:                 Investments in securities--See Statement of Investments.    $695,703,539   $695,703,539
                        Cash...................................................                       1,451,773
                        Interest receivable....................................                       4,660,674
                        Prepaid expenses and other assets......................                          53,862
                                                                                                   ------------
                                                                                                    701,869,848
                                                                                                   ------------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                         338,603
                        Payable for investment securities purchased............                      17,900,000
                        Accrued expenses and other liabilities.................                          68,919
                                                                                                   ------------
                                                                                                     18,307,522
                                                                                                   ------------

NET ASSETS.....................................................................                    $683,562,326
                                                                                                   ============

REPRESENTED BY:         Paid-in capital........................................                    $683,677,917
                        Accumulated net realized gain (loss) on investments....                        (115,591)
                                                                                                   ------------

NET ASSETS ....................................................................                    $683,562,326
                                                                                                   ============

SHARES OUTSTANDING
(3 billion shares of $.001 par value Common Stock authorized)..................                     683,677,917

NET ASSET VALUE, offering and redemption price per share ......................                           $1.00
                                                                                                          =====

                       See notes to financial statements.
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Dreyfus BASIC Municipal Money Market Portfolio
-------------------------------------------------------------------------------
Statement of Operations                                         August 31, 1997


INVESTMENT INCOME

INCOME                  Interest Income........................................                               $27,683,218

EXPENSES:               Management fee--Note 2(a)..............................            $3,735,343
                        Shareholder servicing costs--Note 2(b).................               537,227
                        Custodian fees.........................................                71,878
                        Professional fees......................................                61,895
                        Registration fees......................................                57,695
                        Directors' fees and expenses--Note 2(c)................                16,507
                        Prospectus and shareholders' reports...................                10,887
                        Miscellaneous..........................................                26,658
                                                                                           ----------
                              Total Expenses...................................             4,518,090

                        Less--reduction in management fee due to
                           undertaking--Note 2(a)..............................            (1,155,582)
                                                                                           ----------
                              Net Expenses.....................................                                 3,362,508
                                                                                                              -----------

INVESTMENT INCOME--NET.........................................................                                24,320,710

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b):
                        Net realized gain (loss) on investments................            $     (423)
                        Net unrealized appreciation (depreciation) on investments              (3,937)
                                                                                           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                    (4,360)
                                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                               $24,316,350
                                                                                                              ===========

                       See notes to financial statements.
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Dreyfus BASIC Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                               Year Ended          Year Ended
                                                                             August 31, 1997     August 31, 1996
                                                                            ----------------    ----------------
OPERATIONS:
  Investment income--net...............................................     $   24,320,710      $   33,767,778
  Net realized gain (loss) on investments..............................               (423)            (23,748)
  Net unrealized appreciation (depreciation) on investments............             (3,937)              3,937
                                                                            --------------      --------------
    Net Increase (Decrease) in Net Assets Resulting from Operations....         24,316,350          33,747,967
                                                                            --------------      --------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...............................................        (24,320,710)        (33,767,778)
                                                                            --------------      --------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................        875,141,536       1,301,637,332
  Dividends reinvested.................................................         22,940,782          31,816,712
  Cost of shares redeemed..............................................     (1,018,772,663)     (1,628,610,840)
                                                                            --------------      --------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions..       (120,690,345)       (295,156,796)
                                                                            --------------      --------------
      Total Increase (Decrease) in Net Assets..........................       (120,694,705)       (295,176,607)

NET ASSETS:
  Beginning of Period..................................................        804,257,031       1,099,433,638
                                                                            --------------      --------------
  End of Period........................................................     $  683,562,326      $  804,257,031
                                                                            ==============      ==============

                       See notes to financial statements.
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Dreyfus BASIC Municipal Money Market Portfolio
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Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                  Year Ended August 31,
                                                 -----------------------------------------------------------
PER SHARE DATA:                                   1997         1996         1995          1994         1993
                                                 ------       ------       ------        ------       ------
   Net asset value, beginning of period ....     $1.00        $1.00        $1.00         $1.00        $1.00
                                                 -----        -----        -----         -----        -----
   Investment Operations:
   Investment income--net...................      .033         .034         .037          .026         .027
                                                 -----        -----        -----         -----        -----
   Distributions:
   Dividends from investment income--net....     (.033)       (.034)       (.037)        (.026)       (.027)
                                                 -----        -----        -----         -----        -----
   Net asset value, end of period ..........     $1.00        $1.00        $1.00         $1.00        $1.00
                                                 =====        =====        =====         =====        =====
TOTAL INVESTMENT RETURN.....................      3.31%        3.42%        3.80%         2.60%        2.73%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..       .45%         .38%         .14%          .09%         .02%
   Ratio of net investment income
     to average net assets..................      3.26%        3.40%        3.73%         2.58%        2.64%
   Decrease reflected in above expense ratios
     due to undertakings by the Manager.....       .15%         .22%         .45%          .50%         .64%
   Net Assets, end of period
     (000's Omitted)........................  $683,562     $804,257   $1,099,434    $1,027,377     $685,540


                       See notes to financial statements.

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Dreyfus BASIC Municipal Money Market Portfolio
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NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

     Dreyfus BASIC Municipal Money Market Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Company's Board of Directors to represent the fair value of the Fund's investments.

     (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

     (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

     (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

     The Fund has an unused capital loss carryover of approximately $115,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through August 31, 1997, which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $1,700 of the carryover

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Dreyfus BASIC Municipal Money Market Portfolio
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NOTES TO FINANCIAL STATEMENTS (continued)

expires in fiscal 2001, $2,000 expires in fiscal 2002, $50,300 expires in fiscal 2003, $36,000 expires in fiscal 2004 and $25,000 expires in fiscal 2005.

     At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
     (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,155,582 during the period ended August 31, 1997.

     (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1997, the Fund was charged an aggregate of $408,721 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $85,361 during the period ended August 31, 1997.

     (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

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Dreyfus BASIC Municipal Money Market Portfolio
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Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus BASIC Municipal Money Market Portfolio

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Portfolio at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                               Ernst & Young LLP
New York, New York
October 3, 1997

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Dreyfus BASIC Municipal Money Market Portfolio
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Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

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[LOGO]
Dreyfus BASIC Municipal
Money Market Portfolio
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                      122AR978